CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-k into the Company's previously filed Registration Statement No. 333-4802.

                                       /S/ Arthur Andersen L.L.P

March 26, 1997